UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, NE    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/13

Item 1.  Reports to Stockholders.

PSI MARKET NEUTRAL FUND
PSI TOTAL RETURN FUND
PSI STRATEGIC GROWTH FUND
PSI TACTICAL GROWTH FUND

ANNUAL REPORT

JUNE 30, 2013

1-888-9-BUYPSI

(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are pleased to present the semi-annual report for the four Portfolio Strategies, Inc. (PSI) Mutual Funds for the fiscal year ended June 30, 2013.

U.S. stocks managed to move higher in the 2nd quarter of 2013, adding to strong 1st quarter gains. It has been a half year with investors totally fixated on the Federal Reserve (the “Fed”). Stock prices racked up record closing highs in April and May, to which investors gave large credit to continuation of the Fed’s quantitative easing program with stimulus most visible in the Fed’s $85 billion a month bond-buying program. Improving corporate profits, stock buybacks, a stronger housing market, lessening fiscal cliff concerns, and increasing consumer confidence added to the optimism.

In June 2013, however, markets gave up a significant portion of their gains following Fed Chairman Ben Bernanke’s May 22 testimony when he stated the central bank may begin to taper off its bond-purchasing program within months if not warranted by continued weak economic data. While Bernanke’s comment was dismissed as old news by some commentators, the market did not dismiss it and reversed sharply with volatility spiking to levels not seen for over three years. Days of triple digit gains and losses have become a regular occurrence. Also weighing on stocks late in the quarter was a swoon in Japanese and emerging markets equity prices. Japan’s stock market had been on a tear since late last year, but Bernanke’s testimony roiled Japan’s markets as well with broad Japanese stock indices crashing more than 20% in just a few weeks in June.

Against this backdrop, both the blue chip Dow Jones Industrials and the large cap S&P 500 Composite advanced 2.9% for the quarter. The Nasdaq, up 4.5%, and the small cap Russell 2000, up 3.1%, fared a bit better during the quarter as interest sensitive stocks in the former two averages weighed heavily in the days following Bernanke’s comments. Defensive sectors, such as utilities, real estate, materials, and energy, along with other historical safe havens (high dividend yield stocks, preferred stocks, etc.) were the hardest hit areas as investors pulled the plug on all interest sensitive investments.

Even more significantly than the stock market, bonds and other interest sensitive markets tumbled dramatically causing heavy losses for most bond investors who have had everything go their way for most of two decades. Bonds and stocks have been moving in tandem since the early 1990s and the recent decoupling has been dramatic. Bond investors have had a rude awakening since May 22, 2013 that just a seeming small uptick in yields (1.87% to 2.52% on the 10 year Treasury) in a few short weeks can wipe out a couple of years-worth of interest payments. Investors again learned a lesson—diversification and asset allocation is highly overrated as a safety net when stocks decline. In fact, at least so far during the correction, high-risk growth stocks and risky high yield “Junk” bonds have held up better than most traditionally safe equity sectors and T-bonds.

Looking ahead to the second half of the year, we believe the recent spike in volatility will continue. Likewise, we think the state of flux between stocks and bonds and investor fixation regarding the Fed’s manipulation of the direction of interest rates will be with us as well. Periods that have a high potential to be a key inflection point such as we face in the weeks and months ahead could present an excellent opportunity for investors to re-evaluate their portfolios and make sure they are consistent with their risk tolerance. We believe it is going to be a rocky road ahead for stocks, bonds, commodities, and other financial assets both here and around the world.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created four different PSI Funds which attempt to achieve that goal: PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Total Return Fund.

Here is a brief overview of each Fund:

Market Neutral Fund:  FXMAX

Investment Strategy

The Market Neutral Fund employs a market neutral trading model designed to exploit market anomalies that have historically caused a predictable pattern of leadership rotation among major stock indices and sectors that has been repeated month after month. Unlike typical investment strategies that are correlated to the markets and may suffer significant declines during periods of adverse market volatility, the Market Neutral Fund seeks positive absolute returns with less volatility than the S&P 500 Index.

The return for the Market Neutral Fund was -4.44% for the 1-year period ending June 30, 2013, and -2.60% year-to-date as of June 30, 2013. The return for the S&P 500 Index (the benchmark used for the Market Neutral Fund) was 20.60% for the 1-year period ending June 30, 2013, and 13.82% year-to-date as of June 30, 2013. This model is built on quantitative research based on many years of historical market returns. The research focuses on historical patterns of the markets in different environments and seeks to exploit those differences going forward. The assumption is that while markets can and will be different, they still are driven by common and static economic patterns of earnings, payroll releases, etc. At Portfolio Strategies, we have compiled and maintained an extensive database and statistical analysis of the effects of calendar-based tendencies on stock market index and sector returns dating back to 1972. We have found significant persistent biases in the pricing of stock groups and sectors that depend upon day of the week, week of the month, as well as an overall monthly cycle. These cycles may be the result of psychological investor tendencies, accounting cycles, institutional cash flows patterns, economic and earnings announcement schedules, and other factors that affect cash flow into or out of the market.

The Fed’s influence in the markets changed the historical patterns that are the basis of the Market Neutral Fund. Therefore, our fund remained out of favor and underperformed the equity markets. When looking at the Market Neutral Fund and reviewing its performance, it is important to review how other market neutral funds and indices are performing. The HFRX Equity Market Neutral Index was down 4.66% in 2012 and is flat for 2013. So the question is, “why are market neutral funds, in general, struggling to find positive returns?” These types of strategies rely on finding long-held patterns in the markets and exploiting them to make a profit. Over the past two years, the Fed has removed many of these discrepancies by pumping the market with liquidity. The Federal Reserve Chairman has recently stated he will begin to remove this liquidity and so we expect to see markets return to their normal patterns for all funds in this sector.

Total Return Fund:  FXBAX

Investment Strategy

The Total Return Fund seeks to provide conservative growth using primarily fixed-income investments, however, equities are also used to diversify the portfolio. Total Return attempts to mitigate risk by trying to capture intermediate time-frame movements in the U.S. 30-year government bond and the U.S. Dollar in both rising and falling markets.

The Treasury Bond portion of the Fund faced a challenging trading environment in June. Fed Chairman Bernanke stated that the bond-purchasing program might begin to taper if the Fed begins to see a sustained pickup in the economy in the coming months. This caused a steep selloff in the entire fixed-income complex and the 10-year yield went to 2.5%. The performance of the strategy over the past few months, largely, can be attributed to Fed involvement plus market overreactions, which has caused some of the model’s lead lag relationships to temporarily de-couple, notably the relationship between risk assets and treasuries as well as the relationship between commodity demand and yields. The sub-models have gone through several such periods since inception and it is an expected periodic occurrence.

The dollar index portion was long in the early part of June 2013, based mainly on commodity market indicators indicating dollar strength. The model went to cash in the middle part of the month as momentum turned sharply negative in opposition to the net fundamental signal. Because of the negative momentum accompanied by short signals from the world interest rates signal, the model went short the dollar in the latter part of the month. The ensuing Fed comments made the dollar sharply strengthen through month-end, which led to some negative performance in the short position.

The Total Return Fund returned -2.08% for the 1-year period ending June 30, 2013, and -3.48% year-to-date as of June 30, 2013. The return for the Barclays Capital US Aggregate Bond Index (the benchmark used for the Total Return Fund) was -0.69% for the 1-year period ending June 30, 2013, and -2.44% year-to-date as of June 30, 2013.

Strategic Growth Fund:  FXSAX

Investment Strategy

The Strategic Growth Fund provides investors with a combination of multiple disciplines in one account. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns.

The main purpose of the Strategic Growth Fund is to provide exposure to equity markets. However, when markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility. Strategic Growth is up 6.86% for the 1-year period ending June 30, 2013, and 1.50% year-to-date as of June 30, 2013. The return for the S&P 500 Index (the benchmark used for the Strategic Growth Fund) was 20.60% for the 1-year period ending June 30, 2013, and 13.82% year-to-date as of June 30, 2013. As we mentioned in our market comments above, the markets (stocks and bonds) were very volatile in the 2nd quarter of 2013. In our efforts to keep losses and fluctuations in our Funds to a minimum, we backed off our exposure to both markets during this period. In the short-term, that decision did help to smooth out volatility; however, the markets rebounded quickly and we did not capture all of the gains.

Tactical Growth Fund:  FXTAX

Investment Strategy

The Tactical Growth Fund provides investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing a client to achieve long-term returns by avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while keeping more earnings by missing large market corrections.

Overall, for 2013, the Tactical Growth Fund held a solid position in equities, but also held a significant amount in bonds and cash. This heavy cash position limited the upside, but held volatility to a minimum. Investors in Tactical Growth should expect the Fund to underperform in up markets because of its allocation to cash. However, investors should also expect this Fund to outperform equity markets when they are down because of its tendency to reduce equity allocations in down markets. Tactical Growth is up 8.68% for the 1-year period ending June 30, 2013, and 4.70% year-to-date as of June 30, 2013. The return for the S&P 500 Index (the benchmark used for the Tactical Growth Fund) was 20.60% for the 1-year period ending June 30, 2013, and 13.82% year-to-date as of June 30, 2013.

We continue to have confidence that over-exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to you risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Definitions

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

Russell 2000® Index: The Russell 2000 Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in an index.

HFRX Equity Market Neutral: HFRX Equity Market Neutral employs sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Equity Market Neutral strategies typically maintain characteristic net equity market exposure no greater than 10% long or short. You cannot invest directly in an index.

Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount than the price at which they sold short.

1769-NLD-7/29/2013

PSI Market Neutral Fund

PORTFOLIO REVIEW

June 30, 2013 (Unaudited)

The Fund’s performance figures* for the period ending June 30, 2013, compared to its benchmarks:

	One Year	Inception** - June 30, 2013
PSI Market Neutral Fund – Class A	-4.44%	-4.26%
PSI Market Neutral Fund – Class A with load	-9.94%	-6.23%
S&P 500 Total Return Index	20.60%	17.92%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.   The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-888-928-9774.

** Inception date is August 23, 2010.

Portfolio Composition as of June 30, 2013:

% of Net Assets
Exchange Traded Funds	55.4%
Mutual Funds	40.4%
Money Market Fund	11.8%
Other Assets less Liabilities, net	(7.6)%
100.0%

                  Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Total Return Fund

PORTFOLIO REVIEW

June 30, 2013 (Unaudited)

The Fund’s performance figures* for the period ending June 30, 2013, compared to its benchmarks:

	One Year	Inception** - June 30, 2013
PSI Total Return Fund – Class A	-2.08%	-0.79%
PSI Total Return Fund – Class A with load	-7.71%	-2.83%
Barclays Aggregate Bond Index	-0.69%	2.99%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.   Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-888-928-9774.

** Inception date is August 23, 2010.

Portfolio Composition as of June 30, 2013:

% of Net Assets
Exchange Traded Funds	57.3%
Mutual Funds	20.0%
Exchange Traded Notes	19.0%
Money Market Fund	6.7%
Other Assets less Liabilities, net	(3.0)%
100.0%

                  Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund

PORTFOLIO REVIEW

June 30, 2013 (Unaudited)

The Fund’s performance figures* for the period ending June 30, 2013, compared to its benchmarks:

	One Year	Inception** - June 30, 2013
PSI Strategic Growth Fund – Class A	6.86%	4.71%
PSI Strategic Growth Fund – Class A with load	0.67%	2.55%
S&P 500 Total Return Index	20.60%	17.92%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-888-928-9774.

** Inception date is August 23, 2010.

Portfolio Composition as of June 30, 2013:

% of Net Assets
Exchange Traded Funds	45.8%
Mutual Funds	39.6%
Money Market Fund	8.1%
Other Assets less Liabilities, net	6.5%
100.0%

                  Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund

PORTFOLIO REVIEW

June 30, 2013 (Unaudited)

The Fund’s performance figures* for the period ending June 30, 2013, compared to its benchmarks:

	One Year	Inception** - June 30, 2013
PSI Tactical Growth Fund – Class A	8.68%	3.66%
PSI Tactical Growth Fund – Class A with load	2.47%	1.53%
S&P 500 Total Return Index	20.60%	17.92%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-888-928-9774.

** Inception date is August 23, 2010.

Portfolio Composition as of June 30, 2013:

% of Net Assets
Exchange Traded Funds	52.0%
Exchange Traded Notes	23.5%
Mutual Funds	18.1%
Money Market Fund	11.0%
Other Assets less Liabilities, net	(4.6)%
100.0%

                  Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Market Neutral Fund
PORTFOLIO OF INVESTMENTS
June 30, 2013
Shares		Value
	EXCHANGE TRADED FUNDS - 55.4%
	COMMODITY FUND - 2.1%
7,861	ProShares UltraShort Gold *	$ 837,197

	LARGE CAP GROWTH - 13.1%
30,017	Direxion Daily S&P 500 Bull 3x Shares *	1,238,201
27,511	iShares Russell 1000 Growth ETF	2,001,150
55,230	ProShares UltraShort Dow30 *	1,957,904
		5,197,255
	LARGE CAP VALUE - 5.1%
61,920	Guggenheim Defensive Equity ETF	2,016,115

	SMALL CAP GROWTH - 10.3%
226,899	ProShares UltraShort Russell2000 *	4,095,527

	SPECIALTY FUNDS - 24.8%
123,006	iShares Dow Jones U.S. Telecommunications Sector Index Fund	3,179,705
49,992	iShares PHLX SOX Semiconductor Sector Index Fund	3,179,491
4,233	ProShares Short VIX Short-Term Futures ETF *	332,079
84,534	SPDR Utilities Select Sector Fund	3,181,014
		9,872,289

	TOTAL EXCHANGE TRADED FUNDS (Cost $22,095,937)	22,018,383

	MUTUAL FUNDS - 40.4%
	ASSET ALLOCATION FUND - 21.7%
179,862	Litman Gregory Masters Alternative Strategies Fund - Institutional Shares	2,012,655
480,490	Palmer Square Absolute Return Fund - Institutional Shares	4,728,026
184,500	PIMCO All Asset All Authority Fund - Institutional Shares	1,885,590
		8,626,271
	DEBT FUND - 5.5%
82,920	Guggenheim Macro Opportunities Fund - Institutional Shares	2,203,181

	EQUITY FUND - 13.2%
160,200	Calamos Market Neutral Income Fund - I Shares	2,020,122
313,267	Palmer Square SSI Alternative Income Fund - I Shares	3,204,724
		5,224,846

	TOTAL MUTUAL FUNDS (Cost $16,160,972)	16,054,298

See accompanying notes to financial statements.

PSI Market Neutral Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	SHORT-TERM INVESTMENTS - 11.8%
	MONEY MARKET FUND - 11.8%
4,682,069	HighMark Diversified Money Market Fund, 0.02% ** (Cost $4,682,069)	$ 4,682,069

	TOTAL INVESTMENTS - 107.6% (Cost $42,938,978) (a)	$ 42,754,750
	OTHER ASSETS LESS LIABILITIES - NET - (7.6) %	(2,983,914)
	NET ASSETS - 100.0%	$ 39,770,836

* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on June 30, 2013.

ETF - Exchange Traded Fund

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $43,275,652 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 200,173
	Unrealized depreciation:	(721,075)
	Net unrealized depreciation:	$ (520,902)

See accompanying notes to financial statements.

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS
June 30, 2013
Shares		Value
	EXCHANGE TRADED FUNDS - 57.3%
	ASSET ALLOCATION FUND - 2.1%
20,000	PowerShares DB US Dollar Index Bullish Fund *	$ 451,200
5,131	ProShares UltraShort DJ-UBS Crude Oil *	187,025
33,346	ProShares UltraShort Euro *	643,244
		1,281,469
	DEBT FUND - 49.4%
75,340	iShares 1-3 Year Treasury Bond Fund	6,349,655
85,000	iShares Barclays 20+ Year Treasury Bond Fund	9,387,400
14,228	iShares iBoxx $ Investment Grade Corporate Bond Fund	1,617,012
43,184	iShares S&P U.S. Preferred Stock Index Fund	1,696,268
41,007	Peritus High Yield ETF	2,046,249
30,340	ProShares Short High Yield *	961,171
9,376	ProShares UltraShort 20+ Year Treasury *	679,104
59,633	SPDR Blackstone / GSO Senior Loan ETF	2,965,549
41,413	SPDR Nuveen Barclays Municipal Bond ETF	945,459
23,904	SPDR Nuveen S&P High Yield Municipal Bond ETF	1,287,708
15,752	Vanguard Intermediate-Term Bond ETF	1,315,450
18,698	Vanguard Long-Term Corporate Bond ETF	1,550,999
		30,802,024
	LARGE CAP GROWTH - 2.0%
28,850	Direxion Daily S&P 500 Bull 3x Shares *	1,190,063
2,163	ProShares UltraShort S&P500 *	88,207
		1,278,270
	SPECIALTY FUNDS - 3.8%
55,289	Alerian MLP ETF	986,909
26,375	iShares Mortgage Real Estate C	333,907
8,000	ProShares Short VIX Short-Term Futures ETF *	627,600
17,417	ProShares UltraShort Financials *	400,765
		2,349,181

	TOTAL EXCHANGE TRADED FUNDS (Cost $36,499,406)	35,710,944

	MUTUAL FUNDS - 20.0%
	ASSET ALLOCATION FUND - 2.8%
175,001	PIMCO All Asset All Authority Fund - Institutional Shares	1,788,505

	DEBT FUND - 10.0%
234,768	Guggenheim Macro Opportunities Fund - Institutional Shares	6,237,798

See accompanying notes to financial statements.

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	EQUITY FUND - 7.2%
100,000	Calamos Market Neutral Income Fund - I Shares	$ 1,261,000
313,361	Palmer Square SSI Alternative Income Fund - I Shares	3,205,686
		4,466,686

	TOTAL MUTUAL FUNDS (Cost $12,769,436)	12,492,989

Par Amount
	EXCHANGE TRADED NOTES - 19.0%
$ 2,606,000	Barclays Bank PLC, zero coupon, Barclays Prosper ETF Portfolio, due 7/24/14 *	2,944,569
2,172,000	Barclays Bank PLC, zero coupon, Barclays Prosper ETF Portfolio, due 7/24/14 *	2,454,143
6,000,000	Barclays Bank PLC, zero coupon, Barclays Prosper ETF Portfolio, due 9/3/15 *	6,438,600
	TOTAL EXCHANGE TRADED NOTES (Cost $11,959,014)	11,837,312

Shares
	SHORT-TERM INVESTMENTS - 6.7%
	MONEY MARKET FUND - 6.7%
4,171,562	HighMark Diversified Money Market Fund, 0.02% ** (Cost $4,171,562)	4,171,562

	TOTAL INVESTMENTS - 103.0% (Cost $65,399,418) (a)	$ 64,212,807
	OTHER ASSETS LESS LIABILITIES - NET - (3.0) %	(1,903,517)
	NET ASSETS - 100.0%	$ 62,309,290

* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on June 30, 2013.

ETF - Exchange Traded Fund

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $66,011,204 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 97,592
	Unrealized depreciation:	(1,895,989)
	Net unrealized depreciation:	$ (1,798,397)

See accompanying notes to financial statements.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2013
Shares		Value
	EXCHANGE TRADED FUNDS - 45.8%
	LARGE CAP GROWTH - 27.8%
24,033	Direxion Daily S&P 500 Bull 3x Shares *	$ 991,361
19,601	SPDR Dow Jones Industrial Average ETF Trust	2,916,629
		3,907,990
	MID CAP GROWTH - 10.9%
7,300	SPDR S&P MidCap 400 ETF	1,535,774

	SMALL CAP GROWTH - 3.9%
11,730	Direxion Daily Small Cap Bull 3x Shares *	551,310

	SPECIALTY FUNDS - 3.2%
5,650	ProShares Short VIX Short-Term Futures ETF *	443,242

	TOTAL EXCHANGE TRADED FUNDS (Cost $6,461,081)	6,438,316

	MUTUAL FUNDS - 39.6%
	ASSET ALLOCATION FUNDS - 39.6%
34,998	BlackRock Global Allocation Fund - Institutional	724,802
131,195	Eaton Vance Multi-Strategy All Market Fund - I Shares	1,308,017
28,837	FPA Crescent Fund	895,963
78,582	Invesco Balanced-Risk Allocation Fund - Class Y Shares	953,991
165,313	PIMCO All Asset All Authority Fund - Institutional Shares	1,689,495
	TOTAL MUTUAL FUNDS (Cost $5,820,445)	5,572,268

	SHORT-TERM INVESTMENTS - 8.1%
	MONEY MARKET FUND - 8.1%
1,139,219	HighMark Diversified Money Market Fund, 0.02% ** (Cost $1,139,219)	1,139,219

	TOTAL INVESTMENTS - 93.5% (Cost $13,420,745) (a)	$ 13,149,803
	OTHER ASSETS LESS LIABILITIES - NET - 6.5%	913,002
	NET ASSETS - 100.0%	$ 14,062,805

* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on June 30, 2013.

ETF - Exchange Traded Fund

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,461,812 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 39,659
	Unrealized depreciation:	(351,668)
	Net unrealized depreciation:	$ (312,009)

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2013
Shares		Value
	EXCHANGE TRADED FUNDS - 52.0%
	DEBT FUND - 4.0%
7,273	iShares Barclays 20+ Year Treasury Bond Fund	$ 803,230

	EMERGING MARKET - 2.1%
14,087	ProShares Short MSCI Emerging Markets *	418,243

	LARGE CAP VALUE - 10.3%
24,674	iShares Russell 1000 Value ETF	2,067,434

	MID CAP GROWTH - 2.0%
1,931	SPDR S&P MidCap 400 ETF	406,244

	SMALL CAP GROWTH - 23.6%
22,901	Direxion Daily Small Cap Bull 3x Shares *	1,076,347
25,026	iShares Russell 2000 Index Fund	2,431,526
58,537	ProShares Short Russell2000 *	1,207,618
		4,715,491
	SPECIALTY FUNDS - 10.0%
4,673	iShares Nasdaq Biotechnology ETF	811,794
6,146	iShares U.S. Real Estate ETF	408,033
5,662	Powershares QQQ Trust Series 1	403,191
1	ProShares UltraShort Oil & Gas *	33
6,636	SPDR S&P Oil & Gas Exploration & Production ETF	386,083
		2,009,134

	TOTAL EXCHANGE TRADED FUNDS (Cost $10,263,191)	10,419,776

	MUTUAL FUNDS - 18.1%
	ASSET ALLOCATION FUND - 18.1%
91,106	Buffalo Flexible Income Fund	1,236,312
200,420	KCM Macro Trends Fund	2,397,018
	TOTAL MUTUAL FUNDS (Cost $3,572,981)	3,633,330

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Par Amount		Value
	EXCHANGE TRADED NOTES - 23.5%
$ 2,260,000	Barclays Bank PLC, zero coupon, Barclays Prosper ETF Portfolio, due 7/24/14 *	$ 2,553,617
2,000,000	Barclays Bank PLC, zero coupon, Barclays Prosper ETF Portfolio, due 9/3/15 *	2,146,200
	TOTAL EXCHANGE TRADED NOTES (Cost $4,672,153)	4,699,817
Shares
	SHORT-TERM INVESTMENTS - 11.0%
	MONEY MARKET FUND - 11.0%
2,201,740	HighMark Diversified Money Market Fund, 0.02% ** (Cost $2,201,740)	2,201,740

	TOTAL INVESTMENTS - 104.6% (Cost $20,710,065) (a)	$ 20,954,663
	OTHER ASSETS LESS LIABILITIES - NET - (4.6) %	(922,431)
	NET ASSETS - 100.0%	$ 20,032,232

* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on June 30, 2013.

ETF - Exchange Traded Fund

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,248,910 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 166,545
	Unrealized depreciation:	(460,792)
	Net unrealized depreciation:	$ (294,247)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2013

	PSI	PSI	PSI	PSI
	Market Neutral	Total Return	Strategic Growth	Tactical Growth
	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$ 42,938,978	$ 65,399,418	$ 13,420,745	$ 20,710,065
At value	$ 42,754,750	$ 64,212,807	$ 13,149,803	$ 20,954,663
Cash	27,601	18,614	9,459	-
Receivable for securities sold	25,503,829	25,887,678	6,277,837	1,216,890
Receivable for Fund shares sold	23,097	66,317	39,970	11,209
Dividends and interest receivable	46,356	47,866	4,850	14,552
Prepaid expenses and other assets	15,775	16,039	11,310	13,677
TOTAL ASSETS	68,371,408	90,249,321	19,493,229	22,210,991

LIABILITIES
Payable for securities purchased	28,475,307	26,980,533	5,287,307	2,003,458
Payable for Fund shares redeemed	54,744	862,692	106,709	130,186
Investment advisory fees payable	33,276	47,638	7,961	15,015
Distribution (12b-1) fees payable	8,319	13,233	2,961	4,184
Fees payable to other affiliates	7,222	8,245	9,803	9,848
Non 12b-1 shareholder servicing fees payable	4,991	7,940	1,777	2,511
Accrued expenses and other liabilities	16,713	19,750	13,906	13,557
TOTAL LIABILITIES	28,600,572	27,940,031	5,430,424	2,178,759
NET ASSETS	$ 39,770,836	$ 62,309,290	$ 14,062,805	$ 20,032,232

Net Assets Consist Of:
Paid in capital
[$0 par value, unlimited shares authorized]	$ 46,429,194	$ 65,674,971	$ 14,267,722	$ 19,631,592
Accumulated net investment gain (loss)	-	(572,972)	14,762	(369,145)
Accumulated net realized gain (loss) from
security transactions	(6,474,130)	(1,606,098)	51,263	525,187
Net unrealized appreciation (depreciation)
of investments	(184,228)	(1,186,611)	(270,942)	244,598
NET ASSETS	$ 39,770,836	$ 62,309,290	$ 14,062,805	$ 20,032,232

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 39,770,836	$ 62,309,290	$ 14,062,805	$ 20,032,232
Shares of beneficial interest outstanding	4,616,882	6,605,748	1,385,641	1,913,681
Net asset value (Net assets ÷ Shares outstanding),
and redemption price per share (a)	$ 8.61	$ 9.43	$ 10.15	$ 10.47
Maximum offering price per share (maximum sales
charges of 5.75%)	$ 9.14	$ 10.01	$ 10.77	$ 11.11

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2013

	PSI	PSI	PSI	PSI
	Market Neutral	Total Return	Strategic Growth	Tactical Growth
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$ 872,103	$ 1,377,758	$ 350,127	$ 230,395
Interest	665	993	157	289
TOTAL INVESTMENT INCOME	872,768	1,378,751	350,284	230,684

EXPENSES
Investment advisory fees	446,681	543,686	166,652	216,673
Distribution (12b-1) fees	111,670	151,024	41,663	54,168
Non 12b-1 shareholder servicing fees	67,002	90,614	24,998	32,501
Administrative services fees	47,347	62,973	43,897	44,246
Registration fees	35,041	32,707	32,513	32,905
Accounting services fees	27,932	31,081	23,999	23,999
Professional fees	25,728	27,023	14,716	17,122
Transfer agent fees	23,418	25,488	20,445	20,888
Compliance officer fees	11,021	11,683	3,757	4,993
Custodian fees	6,202	8,510	5,292	5,164
Trustees' fees	5,913	5,913	5,851	5,860
Printing expenses	5,475	4,557	1,507	1,610
Other expenses	1,897	6,438	1,758	1,812
TOTAL EXPENSES	815,327	1,001,697	387,048	461,941
Less: Fees waived by Advisor	-	-	(70,399)	(50,030)
Plus: Recaptured fees waived/expenses reimbursed	6,076	22,911	-	-
NET EXPENSES	821,403	1,024,608	316,649	411,911

NET INVESTMENT INCOME (LOSS)	51,365	354,143	33,635	(181,227)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) from security transactions	(1,690,447)	(849,196)	1,305,949	1,665,049
Distributions of realized gains by underlying
investment companies	5,827	116,450	-	7,841
Net change in unrealized appreciation (depreciation)
on investments	(293,772)	(1,232,585)	(40,390)	331,453

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	(1,978,392)	(1,965,331)	1,265,559	2,004,343

NET INCREASE (DECREASE) IN NET ASSETS	$ (1,927,027)	$ (1,611,188)	$ 1,299,194	$ 1,823,116

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI Market		PSI Total
	Neutral Fund		Return Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
FROM OPERATIONS
Net investment income (loss)	$ 51,365	$ (213,827)	$ 354,143	$ (74,119)
Net realized gain (loss) from security transactions	(1,690,447)	(4,775,574)	(849,196)	290,119
Distributions of realized gains by underlying
investment companies	5,827	-	116,450	23,492
Net change in unrealized appreciation (depreciation)
of investments	(293,772)	(302,597)	(1,232,585)	23,260
Net increase (decrease) in net assets resulting from operations	(1,927,027)	(5,291,998)	(1,611,188)	262,752

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	-	(816,444)	(266,402)
From net realized gains	-	(517,550)	(434,450)	-
Net decrease in net assets from distributions to shareholders	-	(517,550)	(1,250,894)	(266,402)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	24,949,550	39,051,276	61,056,984	45,666,827
Net asset value of shares issued in reinvestment
of distributions	-	510,369	1,245,748	266,402
Redemption fee proceeds	4,168	4,448	24,510	1,751
Payments for shares redeemed	(30,018,129)	(27,263,878)	(45,903,403)	(38,999,162)
Net increase (decrease) in net assets from
shares of beneficial interest	(5,064,411)	12,302,215	16,423,839	6,935,818

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,991,438)	6,492,667	13,561,757	6,932,168

NET ASSETS
Beginning of Year	46,762,274	40,269,607	48,747,533	41,815,365
End of Year *	$ 39,770,836	$ 46,762,274	$ 62,309,290	$ 48,747,533
* Includes accumulated net investment loss of:	$ -	$ (118,392)	$ (572,972)	$ (345,605)

SHARE ACTIVITY
Class A:
Shares Sold	2,785,913	4,175,556	6,182,942	4,660,291
Shares Reinvested	-	56,023	127,507	27,302
Shares Redeemed	(3,358,611)	(2,899,882)	(4,662,997)	(3,962,900)
Net increase (decrease) in shares of
beneficial interest outstanding	(572,698)	1,331,697	1,647,452	724,693

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
FROM OPERATIONS
Net investment income (loss)	$ 33,635	$ 33,541	$ (181,227)	$ (190,583)
Net realized gain (loss) from security transactions	1,305,949	(742,411)	1,665,049	(806,034)
Distributions of realized gains by underlying
investment companies	-	2,995	7,841	8,518
Net change in unrealized appreciation (depreciation)
of investments	(40,390)	(804,081)	331,453	(614,119)
Net increase (decrease) in net assets resulting from operations	1,299,194	(1,509,956)	1,823,116	(1,602,218)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(315,723)	(99,899)	-	-
From net realized gains	(153,327)	(1,272,937)	(243,674)	(675,721)
Net decrease in net assets from distributions to shareholders	(469,050)	(1,372,836)	(243,674)	(675,721)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	8,177,323	7,448,552	8,308,927	16,078,415
Net asset value of shares issued in reinvestment
of distributions	469,050	1,372,836	243,636	675,721
Redemption fee proceeds	810	-	1,593	116
Payments for shares redeemed	(12,546,666)	(21,267,906)	(11,336,630)	(19,928,514)
Net decrease in net assets from
shares of beneficial interest	(3,899,483)	(12,446,518)	(2,782,474)	(3,174,262)

TOTAL DECREASE IN NET ASSETS	(3,069,339)	(15,329,310)	(1,203,032)	(5,452,201)

NET ASSETS
Beginning of Year	17,132,144	32,461,454	21,235,264	26,687,465
End of Year *	$ 14,062,805	$ 17,132,144	$ 20,032,232	$ 21,235,264
* Includes accumulated net investment income (loss) of:	$ 14,762	$ 45,286	$ (369,145)	$ (211,758)

SHARE ACTIVITY
Class A:
Shares Sold	806,351	752,492	819,575	1,633,860
Shares Reinvested	47,093	150,542	24,486	72,294
Shares Redeemed	(1,220,946)	(2,096,505)	(1,109,802)	(1,986,690)
Net decrease in shares of
beneficial interest outstanding	(367,502)	(1,193,471)	(265,741)	(280,536)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Market Neutral Fund

	For the		For the		For the
	Year Ended		Year Ended		Period Ended
Class A Shares	June 30, 2013		June 30, 2012		June 30, 2011 (1)

Net asset value, beginning of year	$ 9.01		$ 10.44		$ 10.00

Activity from investment operations:
Net investment income (loss)(2)	0.01		(0.05)		(0.06)
Net realized and unrealized
gain (loss) on investments	(0.41)		(1.26)		0.62
Total from investment operations	(0.40)		(1.31)		0.56

Paid-in-Capital from redemption fees	0.00	(3)	0.00	(3)	0.01

Less distributions from:
Net realized gains	-		(0.12)		(0.13)

Net asset value, end of year	$ 8.61		$ 9.01		$ 10.44

Total return (4)	(4.44)%		(12.59)%		5.72%	(5)

Net assets, end of year (000's)	$ 39,771		$ 46,762		$ 40,270

Ratio of gross expenses to average
net assets (7)	1.83%		1.74%		2.25%	(6)
Ratio of net expenses to average
net assets (7)	1.84%	(8)	1.90%	(8)	1.90%	(6)
Ratio of net investment income (loss)
to average net assets (7)	0.12%		(0.52)%		(0.67)%	(6)

Portfolio Turnover Rate	4659%		7681%		8039%	(5)

(1)	The PSI Market Neutral Fund commenced operations on August 23, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not annualized.
(6) Annualized.
(7)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Total Return Fund

	For the		For the		For the
	Year Ended		Year Ended		Period Ended
Class A Shares	June 30, 2013		June 30, 2012		June 30, 2011 (1)

Net asset value, beginning of year	$ 9.83		$ 9.88		$ 10.00

Activity from investment operations:
Net investment income (loss)(2)	0.06		(0.02)		0.14
Net realized and unrealized
gain (loss) on investments	(0.26)		0.04		(0.18)
Total from investment operations	(0.20)		0.02		(0.04)

Paid-in-Capital from redemption fees	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	(0.13)		(0.07)		(0.08)
Net realized gains	(0.07)		-		-
Total distributions	(0.20)		(0.07)		(0.08)

Net asset value, end of year	$ 9.43		$ 9.83		$ 9.88

Total return (4)	(2.08)%		0.21%		(0.37)%	(5)

Net assets, end of year (000's)	$ 62,309		$ 48,748		$ 41,815

Ratio of gross expenses to average
net assets (7)	1.69%		1.72%		1.86%	(6)
Ratio of net expenses to average
net assets (7)	1.66%	(8)	1.75%	(8)	1.75%	(6)
Ratio of net investment income (loss)
to average net assets (7)	0.59%		(0.20)%		1.69%	(6)

Portfolio Turnover Rate	1612%		1446%		198%	(5)

(1)	The PSI Total Return Fund commenced operations on August 23, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not annualized.
(6) Annualized.
(7)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Strategic Growth Fund

	For the		For the	For the
	Year Ended		Year Ended	Period Ended
Class A Shares	June 30, 2013		June 30, 2012	June 30, 2011 (1)

Net asset value, beginning of year	$ 9.77		$ 11.02	$ 10.00

Activity from investment operations:
Net investment income (2)	0.02		0.02	0.04
Net realized and unrealized
gain (loss) on investments	0.64		(0.53)	1.09
Total from investment operations	0.66		(0.51)	1.13

Paid-in-Capital from redemption fees	0.00	(3)	-	0.00	(3)

Less distributions from:
Net investment income	(0.19)		(0.06)	(0.04)
Net realized gains	(0.09)		(0.68)	(0.07)
Total distributions	(0.28)		(0.74)	(0.11)

Net asset value, end of year	$ 10.15		$ 9.77	$ 11.02

Total return (4)	6.86%		(4.13)%	11.29%	(5)

Net assets, end of year (000's)	$ 14,063		$ 17,132	$ 32,461

Ratio of gross expenses to average
net assets (7)	2.32%		2.12%	2.05%	(6)
Ratio of net expenses to average
net assets (7)	1.90%		1.90%	1.90%	(6)
Ratio of net investment income
to average net assets (7)	0.20%		0.17%	0.41%	(6)

Portfolio Turnover Rate	2634%		1277%	328%	(5)

(1)	The PSI Strategic Growth Fund commenced operations on August 23, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not annualized.
(6) Annualized.
(7)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Tactical Growth Fund

	For the		For the		For the
	Year Ended		Year Ended		Period Ended
Class A Shares	June 30, 2013		June 30, 2012		June 30, 2011 (1)

Net asset value, beginning of year	$ 9.74		$ 10.85		$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.09)		(0.09)		(0.06)
Net realized and unrealized
gain (loss) on investments	0.93		(0.72)		1.06
Total from investment operations	0.84		(0.81)		1.00

Paid-in-Capital from redemption fees	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	-		-		(0.00)	(3)
Net realized gains	(0.11)		(0.30)		(0.15)
Total distributions	(0.11)		(0.30)		(0.15)

Net asset value, end of year	$ 10.47		$ 9.74		$ 10.85

Total return (4)	8.68%		(7.36)%		10.05%	(5)

Net assets, end of year (000's)	$ 20,032		$ 21,235		$ 26,687

Ratio of gross expenses to average
net assets (7)	2.13%		2.03%		2.33%	(6)
Ratio of net expenses to average
net assets (7)	1.90%		1.90%		1.90%	(6)
Ratio of net investment income (loss)
to average net assets (7)	(0.84)%		(0.87)%		(0.61)%	(6)

Portfolio Turnover Rate	2105%		1634%		1839%	(5)

(1)	The PSI Tactical Growth Fund commenced operations on August 23, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not annualized.
(6) Annualized.
(7)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.

ORGANIZATION

The PSI Market Neutral Fund (“MNF”), the PSI Total Return Fund (“TRF”), the PSI Strategic Growth Fund (“SGF”) and the PSI Tactical Growth Fund (“TGF”), (collectively the “Funds”), are each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified open-end management investment companies.  MNF seeks positive absolute returns with less volatility than the S&P 500 Index.  TRF seeks total return from income and capital appreciation.  SGF primarily seeks long-term capital appreciation and secondarily, capital preservation.  TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation.  The Funds commenced operations on August 23, 2010.

The Funds currently offer Class A shares.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end and closed-end investment companies (the “Underlying Funds”).  Open-end mutual funds are valued at their respective net asset values as reported by such investment companies.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for the Funds’ investments measured at fair value:

PSI Market Neutral Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 22,018,383	$ -	$ -	$ 22,018,383
Mutual Funds	11,838,462	4,215,836	-	16,054,298
Short-Term Investments	4,682,069	-	-	4,682,069
Total	$ 38,538,914	$ 4,215,836	$ -	$ 42,754,750

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 35,710,944	$ -	$ -	$ 35,710,944
Mutual Funds	6,255,191	6,237,798	-	12,492,989
Exchange Traded Notes	-	11,837,312	-	11,837,312
Short-Term Investments	4,171,562	-	-	4,171,562
Total	$ 46,137,697	$ 18,075,110	$ -	$ 64,212,807

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 6,438,316	$ -	$ -	$ 6,438,316
Mutual Funds	5,572,268	-	-	5,572,268
Short-Term Investments	1,139,219	-	-	1,139,219
Total	$ 13,149,803	$ -	$ -	$ 13,149,803

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 10,419,776	$ -	$ -	$ 10,419,776
Mutual Funds	3,633,330	-	-	3,633,330
Exchange Traded Notes	-	4,699,817	-	4,699,817
Short-Term Investments	2,201,740	-	-	2,201,740
Total	$ 16,254,846	$ 4,699,817	$ -	$ 20,954,663

The Funds did not hold any Level 3 securities during the year.  There were no transfers from Level 2 to Level 1 for the Funds. Transfers that were made into Level 2 represent securities being fair valued using observable inputs.  A quoted price was not available at the time of valuation; therefore a fair valued price using observable inputs was used.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The following amounts were transfers in/(out) of Level 2 assets:

PSI Market Neutral Fund
	Mutual Funds	Total
Beginning Balance Level 2	$ -	$ -
Transfers into Level 2 from Level 1	4,215,836	4,215,836
Transfers from Level 2 into Level 1	-	-
Net Transfer In/(Out) of Level 2	$ 4,215,836	$ 4,215,836

PSI Total Return Fund
	Mutual Funds	Total
Beginning Balance Level 2	$ -	$ -
Transfers into Level 2 from Level 1	6,237,798	6,237,798
Transfers from Level 2 into Level 1	-	-
Net Transfer In/(Out) of Level 2	$ 6,237,798	$ 6,237,798

*Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Exchange Traded Notes - The Funds may invest in exchange traded notes (“ETNs”).    ETNs are a type of debt security that is linked to the performance of underlying securities.  The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track.  In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2010 through 2012 and expected to be taken for the Funds’ June 30, 2013 year end and concluded that no liability for unrecognized tax benefits should be recorded as of and during the year ended June 30, 2013, related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska State.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the tax period, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

3.

INVESTMENT TRANSACTIONS

For the year ended June 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund

  Purchases

     Sales

PSI Market Neutral Fund

          $1,920,997,280

                      $    1,918,420,960

PSI Total Return Fund

               902,720,896

883,024,249

PSI Strategic Growth Fund

               419,347,993

                424,690,218

PSI Tactical Growth Fund

               424,634,233

                428,709,926

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”).  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS.

Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of MNF, SGF and TGF average daily net assets, and 0.90% of TRF average daily net assets.

Pursuant to the Operating Expenses Limitation Agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2013 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding and front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the MNF, SGF and TGF; and 1.75% per annum for the TRF.

During the year ended June 30, 2013, the Advisor waived fees for the Funds as follows:

Portfolio	Waiver
PSI Market Neutral Fund	$ -
PSI Total Return Fund	-
PSI Strategic Growth Fund	70,399
PSI Tactical Growth Fund	50,030

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The Board may terminate this expense reimbursement arrangement at any time.  During the year ended June 30, 2013, the Advisor recaptured $6,076 and $22,911 for prior period expense reimbursements from MNF and TRF, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2013 will expire on June 30 of the following years:

Portfolio	June 30, 2014	June 30, 2015	June 30, 2016
PSI Strategic Growth Fund	$ 39,017	$ 43,475	$ 70,399
PSI Tactical Growth Fund	73,531	27,232	50,030

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan ("12b-1 Plan" or "Plan").  The Plan provides that a monthly service fee is calculated by each Fund at an annual rate of 0.40% of its average daily net assets, currently charging 0.25%.  Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs.  During the year ended June 30, 2013, MNF, TRF, SGF and TGF were charged $111,670, $151,024, $41,663 and $54,168, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.  For the year ended June 30, 2013, the Distributor received $1,220 and $431 for TRF and SGF respectively, in underwriting commissions for sales of Class A shares, of which $158 and $55, respectively was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $27,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.  Prior to April 1, 2013, each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 annual fee, allocated between the Northern Lights Fund Trust and Northern Lights Variable Trust, each to be paid quarterly.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to a separate servicing agreement with GFS, each Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

5.

REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs.  For the year ended June 30, 2013, MNF, TRF, SGF and TGF assessed redemption fees of $4,168, $24,510, $810 and $1,593, respectively.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2013 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$ -	$ -	$ -
PSI Total Return Fund	1,250,894	-	1,250,894
PSI Strategic Growth Fund	469,050	-	469,050
PSI Tactical Growth Fund	243,674	-	243,674

The tax character of Fund distributions for the year ended June 30, 2012 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$ 517,550	$ -	$ 517,550
PSI Total Return Fund	266,402	-	266,402
PSI Strategic Growth Fund	1,372,733	103	1,372,836
PSI Tactical Growth Fund	675,721	-	675,721

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Market Neutral Fund	$ -	$ -	$ (2,409,694)	$ (3,727,762)	$ (520,902)	$ (6,658,358)
PSI Total Return Fund	463,399	-	(2,030,683)	-	(1,798,397)	(3,365,681)
PSI Strategic Growth Fund	107,092	-	-	-	(312,009)	(204,917)
PSI Tactical Growth Fund	694,887	-	-	-	(294,247)	400,640

The difference between book basis and tax basis unrealized appreciation/ (depreciation), accumulated net investment loss, and accumulated net realized gain (loss) from security transactions is primarily attributable to the tax deferral of losses on wash sales and adjustments for exchange traded notes and partnerships.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such losses as follows:

Post October
Losses
PSI Market Neutral Fund	$ 2,409,694
PSI Total Return Fund	2,030,683

At June 30, 2013, the Funds had capital loss carry forwards for federal income tax purposes available to offset future gains as follows:

	Short-Term	Long-Term	Total	Expiration
PSI Market Neutral Fund	$ 3,727,762	$ -	$ 3,727,762	Non-Expiring

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, adjustments for partnerships and exchange traded notes, and reclassification of Fund distributions, resulted in reclassification for the tax year ended June 30, 2013 as follows:

	Undistributed	Undistributed	Paid
	Ordinary	Long-Term	in
	Income (loss)	Gains (Loss)	Capital
PSI Market Neutral Fund	$ 67,027	$ 2,462	$ (69,489)
PSI Total Return Fund	234,934	(234,934)	-
PSI Strategic Growth Fund	251,564	(251,564)	-
PSI Tactical Growth Fund	23,840	(23,840)	-

7.   PAYMENTS BY AFFILIATES

As a result of investing greater than 3% of the total outstanding voting stock of an underlying security on January 14, 2013, the MNF experienced a loss of $324, all of which was reimbursed by the Advisor.

8.   NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

9.   SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and

PSI Tactical Growth Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 29, 2013

EXPENSE EXAMPLES

June 30, 2013 (Unaudited)

As a shareholder of the PSI Market Neutral Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund or the PSI Tactical Growth Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the PSI Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each of the PSI Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 – 6/30/13	Expense Ratio During Period** 1/1/13 – 6/30/13
PSI Market Neutral Fund	$1,000.00	$ 974.00	$8.91	1.82%
PSI Total Return Fund	$1,000.00	$ 965.20	$8.14	1.67%
PSI Strategic Growth Fund	$1,000.00	$1,015.00	$9.49	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,047.00	$9.65	1.90%

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13 – 6/30/13	Expense Ratio During Period** 1/1/13 – 6/30/13
PSI Market Neutral Fund	$1,000.00	$1,015.77	$9.10	1.82%
PSI Total Return Fund	$1,000.00	$1,016.51	$8.35	1.67%
PSI Strategic Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**Annualized.

SUPPLEMENTAL INFORMATION

June 30, 2013 (Unaudited)

PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Total Return Fund (Adviser - Portfolio Strategies, Inc.) *

In connection with the regular meeting held on March 27 and 28, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies Inc. (“PSI”) and the Trust, on behalf of PSI Market Neutral Fund (“PSI Market Neutral”), PSI Strategic Growth Fund (“PSI Strategic Growth”), PSI Tactical Growth Fund (“PSI Tactical”) and PSI Total Return Fund (“PSI Total Return”), (each a “Fund” and collectively referred to as the “Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board was assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trustees noted that PSI has been providing money management services through their investment programs to individual investors for more than 30 years, focused on seeking returns with lower volatility through a blend of active and tactical solutions.  The Trustees also noted that the key personnel of PSI servicing the Funds have over 20 years of experience in financial services.  The Trustees discussed PSI’s investment selection process, noting that PSI obtains, analyzes, and incorporates research data from multiple research firms. The Trustees also discussed PSI’s efforts to enhance its compliance program.  The Trustees concluded that PSI has provided an acceptable level of service to the Funds.

Performance

PSI Market Neutral.  The Trustees reviewed the performance of PSI Market Neutral (-3.07% over the 1-year period, -4.07% since inception in August of 2010) as compared to its peer group and Morningstar Category averages and benchmark index, noting that it underperformed all three over each period. The Trustees noted that PSI’s quantitative mathematical model has performed well historically, but not recently, owing in part to the fact that volatility reduction has contributed to underperformance as the market has accelerated. The Trustees discussed PSI’s recent reduction in its use of hedging in order to participate more in an upward trending market which has recently shown a positive effect on the Fund’s performance.  The Trustees concluded that PSI’s performance and subsequent adjustments are reasonable.

PSI Strategic Growth.  The Trustees reviewed the performance of PSI Strategic Growth as compared to its peer group average, Morningstar Category average, and benchmark, noting that it outperformed the peer group and Morningstar category averages over the 1-year period, slightly trailed the Morningstar Category average since inception while outpacing the peer group over the same period, and trailed the S&P 500 Index over both periods.  The Trustees noted PSI’s explanation that volatility is lower than the benchmark, thus detracting from performance in an up market.  The Trustees concluded that the strategy appears to be performing as expected and overall, PSI has performed reasonably well.

PSI Tactical.  The Trustees reviewed the performance of PSI Tactical as compared to its peer group average, Morningstar Category average, and benchmark index, noting that the Fund outperformed the peer group over the 1-year period, while trailing based on each of the remaining metrics.  The Trustees noted that the strategy utilized for PSI Tactical Growth will underperform in rising markets, as a result of the hedging strategies, and markets have been rising ever since the PSI Tactical’s inception in August of 2010.  The Trustees concluded that PSI Tactical was performing as expected, the strategy should benefit shareholders in declining markets and, as a result, PSI’s performance is reasonable.

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2013 (Unaudited)

PSI Total Return.  The Trustees reviewed the performance of the Fund as compared to its peer group average, Morningstar Category average, and benchmark index, noting that the Fund underperformed each over the one year and since inception periods.  The Trustees took into consideration PSI’s explanation that this relative underperformance was a result of the hedging strategy, which has been modified to allow the Fund to participate in the rising bond market.  The Trustees concluded that PSI’s proactive efforts to adjust the model was a positive step and PSI’s performance and subsequent adjustments are reasonable.

Fees and Expenses.

PSI Market Neutral.  The Trustees evaluated the Fund’s advisory fee of 1.00% (0.84% after waiver) and the net expense ratio of 1.90%, and compared it to the Fund’s Morningstar category and peer group PSI provided.  The Trustees noted that the advisory fee was lower than the peer group averages and the Morningstar category, while the expense ratio was slightly higher than the Morningstar and higher than the peer group category average.  After evaluating the materials provided, the Trustees concluded that the fee, particularly after advisory fee waiver is attractive compared to the peer group and Morningstar category averages, and is satisfactory.

PSI Strategic Growth.  The Trustees evaluated the Fund’s advisory fee of 1.00% (0.78% after waiver) and the net expense ratio of 1.90%, and compared it to the Fund’s Morningstar category and peer group PSI provided.  The Trustees noted that the advisory fee was higher than the peer group and the Morningstar category averages, while the expense ratio was slightly higher than the peer group and significantly higher than the Morningstar category average.  The Trustees also noted that because PSI utilizes a tactical discipline, the Strategic Growth Fund is more actively managed than funds in its Morningstar Category in general, and is also more actively managed than several of the funds in its peer group. After evaluating the materials provided, the Trustees concluded that the advisory fee and expenses were acceptable particularly when considering the after wavier advisory fee.

PSI Tactical Growth.  The Trustees evaluated the Fund’s advisory fee of 1.00% (0.87% after waiver) and the net expense ratio of 1.90%, and compared it to the Fund’s Morningstar category and peer group PSI provided.  The Trustees noted that the advisory fee and expense ratio were slightly higher than the peer group and higher than the Morningstar category average.  The Trustees also noted that the Morningstar Category average was very low, with a very wide range of fees included.  After evaluating the materials provided, and considering the tactical nature of the strategy, the Trustees concluded that the advisory fee and expenses were acceptable.

PSI Total Return.  The Trustees evaluated PSI Total Return’s advisory fee of 0.90% (0.87% after waiver) and the net expense ratio of 1.75%, and compared it to the Fund’s Morningstar category and peer group PSI provided.  The Trustees noted that the advisory fee and expense ratios are higher than both the peer group and the Morningstar category averages.  The Trustees also noted that the PSI Total Return is more actively managed than the funds to which it was being compared, and also that some of the peers are significantly larger.  After evaluating the materials provided, the Trustees concluded that the advisory fee and expenses were acceptable.

Economies of Scale.  The Trustees considered whether economies of scale would materialize with respect to the management of each of the Funds.  They noted that PSI estimates economies of scale will be reached at asset levels of $100 million for each Fund separately.  They also noted PSI’s projected assets for the next year, with each Fund estimated at less than $100 million.  After discussion, the Board’s consensus was that based on the current and anticipated size of each Fund, although breakpoint levels had not been negotiated at this time, such breakpoints would be revisited if the size of a Fund materially increases.

Profitability.  The Trustees considered the profits realized by PSI over the past 12 months in connection with the separate operation of each of the Funds and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to each Fund.  The Trustees noted that two of the Funds (PSI Market Neutral and PSI Total Return) are generating a reasonable profit for PSI, while the remaining Funds are operating at a loss.  The Trustees concluded in each instance that PSI was not earning excessive profits.

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2013 (Unaudited)

Conclusion.  Having requested and received such information from PSI as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Funds.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolios.

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2013 (Unaudited)

Trustee Qualifications

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day‐to‐day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ 1950	Trustee Since 2005; Chairman of the Board since 2013.	Consultant to small and emerging businesses (since 2000).	98

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	98	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	111	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2013 (Unaudited)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ 1952	Trustee Since 2005; Chairman of the Board 2005-2013.	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	98	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2013 (Unaudited)

Interested Trustees and Officers (cont.)

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” section of the Fund’s Statement of Additional Information (“SAI”).

The SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-711-9164.

6/30/13 - NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR

Portfolio Strategies, Inc.

1724 W Union Avenue, Suite 200

Tacoma, WA 98405

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $45,000

2012 - $44,000

(b)

Audit-Related Fees

2013 - None

2012 – None

(c)

Tax Fees

2013 - $10,000

2012 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $10,000

2012 - $10,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

8/30/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

8/30/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

8/30/13